Exhibit 10.30

SOMANTA INCORPORATED

AMENDMENT TO SERVICE PROVISION AGREEMENT

THIS Amendment dated July 18, 2006 to the SERVICE PROVISION AGREEMENT dated November 3, 2005 (this “Amendment”) is between Somanta Incorporated, a Delaware Corporation (“Somanta”) and Pharma Consultancy Limited, a UK-registered company with registered office at Epic House, 128 Fulwell Road, Teddington, Middlesex TW11 0RQ, UK (“Provider”).

The provision in Exhibit A shall be modified, effective September 1, 2006, as follows:

        “Deliverables”

Provider will devote utmost knowledge and best skill to the performance of functions under this Agreement; (ii) Provider shall devote two days of full weekly business time in aggregate to the provision of services, subject to absences for customary vacations and for temporary illness.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date herein above set forth.

ACCEPTED AND AGREED TO FOR:

Somanta Incorporated		Pharma Consultancy Limited
“SOMANTA”		“PROVIDER”

/s/ AGAMEMNON EPENETOS		/s/ LUIZ PORTO
By: Agamemnon Epenetos,		By: Luiz Porto, MD
President and CEO

Date:	July 11, 2006	Date:	July 11, 2006